UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 7, 2008

Tuesday Morning Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6250 LBJ Freeway
Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 387-3562

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 9, 2008, Tuesday Morning Corporation, a Delaware corporation (the “Company”), issued a press release announcing net sales, comparable store sales percentage and estimated diluted earnings per share for the first quarter ended September 30, 2008.  The press release is attached to this Form 8-K as Exhibit 99.1.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan, as amended (the “2004 Plan”), authorizes the grant of equity-based compensation to the directors, officers and key employees of, and certain other key individuals who perform services for, the Company and its subsidiaries in the form of, among others, stock options, restricted stock and performance stock. The 2004 Plan is administered by the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company. On October 7, 2008, the Compensation Committee approved the form of award agreements for grants under the 2004 Plan of performance stock, restricted stock, and nonqualified stock options for employees (each “Award Agreement” and collectively, the “Award Agreements”). The Award Agreements are qualified in their entirety by reference to the full text of each Award Agreement, copies of which are attached as Exhibits 10.1, 10.2 and 10.3 to this report and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description
10.1	Form of Performance Stock Award Agreement under the Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan
10.2	Form of Restricted Stock Award Agreement under the Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan
10.3	Form of Nonqualified Stock Option Agreement for Employees under the Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan
99.1	Press release dated October 9, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: October 10, 2008	By:	/s/ Stephanie Bowman
Stephanie Bowman
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Performance Stock Award Agreement under the Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan
10.2	Form of Restricted Stock Award Agreement under the Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan
10.3	Form of Nonqualified Stock Option Agreement for Employees under the Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan
99.1	Press release dated October 9, 2008